LEASE

                             ALLIED SECURITIES CO.,

                                    (Lessor)

                                       to

                          DIGITAL GRAPHIX INCORPORATED,

                                    (Lessee)

Dated: 07/18/95

                            Standard Office Building Lease adopted by New Jersey
                             Builders, Owners & Managers Association - July 1969

                                      INDEX

Signature Page

TITLE PAGE          Premises ................................................. 1
TITLE PAGE          Parking Privileges ....................................... 1
Article   1         Term ..................................................... 1
Article   2         Rent & Security Deposit .................................. 1
Article   3         Use ...................................................... 2
Article   4         Increase or Decrease of Base Rent ........................ 3
Article   5         Repairs, Replacements and Alterations .................... 4
Article   6         Services by Lessor ....................................... 5
Article   7         Assignment, Mortgage, Etc. ............................... 6
Article   8         Indemnity ................................................ 6
Article   9         Subordination to Mortgages ............................... 7
Article   10        Loss or Damage to Property ............................... 7
Article   11        Holding Over ............................................. 7
Article   12        Earlier Possession by Lessee ............................. 7
Article   13        Surrender at End of Term ................................. 8
Article   14        Damage by Fire or Other Cause ............................ 8
Article   15        Additional Rent .......................................... 8
Article   16        Mechanics' Liens ......................................... 8
Article   17        Eminent Domain ........................................... 8
Article   18        Bankruptcy ............................................... 8
Article   19        Default .................................................. 9
Article   20        No Waiver ............................................... 10
Article   21        Rights Reserved by Lessor ............................... 10
Article   22        Waiver of Trial by Jury ................................. 11
Article   23        Entry by Lessor ......................................... 11
Article   24        Lessee's Damage or Injury to the Premises or Building ... 11
Article   25        Bills and Notices ....................................... 11
Article   26        Inability to Perform .................................... 12
Article   27        Rules and Regulations ................................... 12
Article   28        Sprinklers .............................................. 12
Article   29        Offer by Managing Agent ................................. 12
Article   30        No Representations by Lessor ............................ 12
Article   31        Marginal Notes .......................................... 12
Article   32        Broker .................................................. 12
Article   33        Quiet Enjoyment ......................................... 12
Article   34        Assigns ................................................. 12
Article   35        Definitions ............................................. 12
Article   36        Certificate of Lessee ................................... 13
Article   37        Entire Agreement ........................................ 13
Signature Page      ......................................................... 13
Rules and Regulations ....................................................... 14
Addenda             ......................................................... 15

NOTE: Marginal notes where underlined     STANDARD OFFICE BUILDING LEASE adopted
have blanks to be completed.              by  New  Jersey  Builders,   Owners  &
                                          Managers  Association  - July 1969.  c
                                          1969

                                      LEASE
Draft:
4/26/95

Revised:
5/3/95
6/7/95                  LEASE made this 28th day of, July
7/18/95
Final

Date
1995, between ALLIED SECURITIES CO., a New Jersey partnership having a place of business at One East Ridgewood Avenue, Paramus, NJ (hereinafter called "Lessor") and

Parties
DIGITAL GRAPHIX INCORPORATED, a Delaware corporation having a place of business at 1280 Blue Hills Avenue, Bloomfield, CT (hereinafter called Lessee).

Premises
WITNESSETH: Lessor leases to Lessee and Lessee hires from Lessor approximate1y 7,235 square feet on the first floor (hereinafter called "the demised premises" or "the premises") in the building known as 6 Forest Avenue in the Borough of Paramus, State of New Jersey , for the term and upon the payment of the rents and the keeping, performance and observance of all the terms, covenants, provisions, conditions and limitations hereinafter set forth, and each of the parties covenants and agrees to keep, perform and observe all of the same on its part to be kept, performed and observed.

Parking Privileges
Parking areas shall not be considered part of the demised premises; however, Lessee shall have the following parking privileges during the term of the Lease, which privileges may not be assigned, sublet or transferred in any way by the
Lessee: Lessee shall be assigned 36 parking spaces as shown on the site plan attached hereto and made a part hereof. The assigned parking spaces will be appropriately marked. These parking privileges are deemed a part of the leased premises and may be assigned or subleased by the Lessee in accordance with the terms of this lease in connection with the assignment or subleasing of space in the building. Lessor agrees that any of the parking space not assigned to Lessee, shall be maintained for the benefit of the other lessees leasing space in the Building Complex. Lessor will not separately lease parking spaces to anyone not occupying space in the Building Complex.

Term
1. The term of this lease shall be for five (5) years, commencing on the 1st day of September, nineteen hundred and ninety five and ending on the last day of August two thousand, both dates inclusive (unless such term shall later commence or shall sooner cease and expire as hereinafter provided).

Commencement of Term (if New Construction)

Rent and Security Deposit
2. (a) Lessee covenants and agrees to pay to Lessor the Base Rent and additional rents hereinafter provided. As Base Rent for the demised premises the Lessee shall pay lessor the sum of ONE HUNDRED SIX THOUSAND SEVEN HUNDRED SIXTEEN & 25/100 ($106,716.25) Dollars per annum, payable in equal monthly Installments of $8,893.02 in advance, on the first day of each and every calendar month during the term, without any deduction or set-off whatsoever except that Lessee shall pay the first monthly installment on the execution hereof and all security deposits, and Lessor acknowledges receipt of such month's installment and security deposits by its execution of this lease. Lessee covenants and agrees that the Base Rent and all additional rents, charges and adjustments hereunder shall be paid to Lessor in legal tender of the United States of America without any demand therefor, at the address of Lessor as above, or at such other place as Lessor may from time to time designate by notice in writing. The above base rent reflects a rate of $14.75 per square foot.
                                                             Lessor:____________
                                                             Lessee:____________

(c) Lessee has deposited with Lessor the sum of $17,786.04 as security for the faithful performance and observance by Lessee of the terms, provisions and conditions of this lease; it is agreed that in the event Lessee defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Lessor may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Lessee is in default or for any sum which Lessor may expend or may be required to expend by reason of Lessees default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Lessor. In the event that Lessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of the lease, the security shall be returned to the Lessee after the date fixed as the end of the Lease and after delivery of possession of the entire demised premises to Lessor. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Lessor shall have the right to transfer the security to the vendee or lessee and Lessor shall thereupon be released by lessee from all liability for the return of such security; and Lessee agrees to look to the new Lessor solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Lessor. Lessee further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Lessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Use
3. (a) Lessee shall use and occupy the demised premises for the following purposes: any lawful purpose, except banking activities and for no other purposes.

Limitations on Use of Premises
(b) Lessee shall not use or permit the demised premises to be used for any unlawful or illegal business or purpose or for lodging and no cooking shall be done therein. *Lessee at its sole expense shall comply promptly with all laws, orders and regulations of Federal, State, County and Municipal Authorities and with any direction of any public officer or officers which shall impose any liability, order or duty upon Lessor or Lessee with respect Lessee's use or occupancy of the demised premises; Lessee shall not illegally sell or store upon the demised premises any spirituous, malt or vinous liquor or any narcotic drugs and shall not exhibit, sell or offer for sale on the demised premises or in the building anything whatsoever except such as are essentially connected with the stated use of the demised premises. Lessee shall not do or permit to be done any act or thing upon the demised premises which will invalidate or be in conflict with any fire insurance policies or increase the rate for fire insurance covering the building of which the demised premises form a part and shall not do or permit to be done any act or thing upon the demised premises which shall or might subject Lessor to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on in the demised premises or for any other reason. In no event shall any explosives or flammable materials be taken into or retained in the premises. If by reason of failure of Lessee to comply with the provisions hereof including, but not limited to, the use to which Lessee puts the premises, the fire insurance rate shall at the commencement of the term or at any time thereafter be higher than it otherwise would be, then Lessee shall reimburse Lessor, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Lessor, which shall have been charged because of such failure or use by Lessee and shall make such reimbursement upon the first day of the month following payment of such additional cost by Lessor. Lessee will not at any time use or occupy the demised premises in violation of any certificate of occupancy issued for the building or the premises

Certificates, Laws and Orders

In the event any governmental authority having jurisdiction shall hereafter at any time contend and/or declare by notice, violation, order, statute, rule, regulation or in any other manner whatsoever that the demisee premises are used for a purpose which is in violation of any such law, order or certificate of occupancy, Lesser shall upon five (5) days written notice from Lessor, immediately discontinue such use of said premises. Failure
                                       2
*except Lessee may maintain microwave and coffee systems for its own convenience by Lessee to discontinue such use after such notice shall be deemed a default in the fulfillment of a covenant of this lease and Lessor shall have the right to terminate this lease immediately, and in addition shall have any and all the rights, privileges and remedies given to Lessor by and pursuant to the provisions of Article 19 hereof.

Increase or Decrease of Base Rent

     4. (a) As used in, and for the purposes of, this Article:

Real Estate Taxes
         (i) "taxes" shall mean real estate taxes and assessments, special or otherwise, levied upon or with respect to the building and the land upon which it is located, imposed by Federal, State or local governments (but shall not include income, franchise, capital stock, estate or inheritance taxes or taxes based on receipts of rentals, unless the same shall be in substitution for or in lieu of a real estate tax or assessment) and any personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and appurtenances in, upon or used in connection with said building for. the operation thereof, provided that, if because of any change in the method of taxation of real estate any other or additional tax or assessment is imposed upon Lessor and/or the owner of the land and/or building, or upon or with respect to the land and/or building or the rents or income therefrom, as or in substitution for or in lieu of any tax or assessment which would otherwise be a real estate tax, or personal property tax of the type referred to above, such other tax or assessment shall also be deemed a real estate tax.

Tax Base
         (ii) "Tax base" shall mean the annual real property tax or taxes assessed upon the building and demised premises including all parking areas for the year 1995. Expenses

Expenses
         (iii) See "Continuation of. Paragraph 4(a}(iii)" on Rider attached Base

Base Expenses
         (iv) "base expenses" shall mean expenses for maintaining and operating the building for the first: 12 months of occupancy adjusted to reflect 95% occupancy, where appropriate.

Tax Increase or Decrease
     (b) For the purposes of the provision of this  Paragraph 4(b) of the lease;
(a) the demised premises shall be deemed to be a total rentable area of 8,643 square feet; (b) said building shall be deemed to contain a total rentable area of 27,482 square feet; and (c) accordingly, the percentage of the real estate taxes imposed or assessed upon the land and building and parking area of which the demised premises form a part applicable to the demised premises is 31.45% as aforesaid. Subject to the 61st item in the Rider below.

Expense Increase or Decrease
     (c) If, in any calendar year during the term of this lease, expenses for maintaining and operating the building shall be increased above or decreased below the base expenses, the Base Rent described in Article 2 shall be increased or decreased, as the case may be, by 31.45% of such increase or decrease.

Statements
     (d) (i) On or before November 1, 1996 and on or before November 1 each subsequent year (and that day immediately following the expiration of the term of this lease if the term of this lease shall expire between January 1 and February 15), Lessor will furnish to Lessee a statement which shall show (a) a comparison of the expenses for maintaining and operating a building for a calendar year next preceeding the year in which the comparative statement is submitted to the base expenses and; (b) the amount, if any, of the increase or decrease in base rent to be enforced as hereinafter provided. in the event that Lessor shall for any reason fail to furnish such a comparative statement on or before December 31 of any year, Lessor shall on or before such date furnish Lessee with a written notice to the effect that Lessor is entitled to an estimated increase or that Lessee is entitled to an estimated decrease in rent as the case may be, and that the provisions of this Article 4 will be invoked with respect thereof. In such event Lessor shall furnish Lessee with a comparative statement on or before the following December 31 with the same force and effect as a comparative statement would have had if delivered as provided herein and appropriate adjustment in the estimate shall be made. The failure of Lessor to furnish a comparative statement for any calendar year shall be without prejudice to the right of Lessor to furnish comparative statements for any subsequent calendar years.

All-statements shall be adjusted on a timely basis to allocate Lessee's share of base expenses for the time periods as set forth above.

                                                            Lessor: ____________
                                                            Lessee: ____________

         (ii) On or before July 15, 1996 and on or before July 15 in each subsequent year (and that day immediately following the expiration of the term of this lease and, if the term of this lease shall expire between July 15, and August 30), Lessor will furnish to Lessee a statement which shall show (a) a comparison of the taxes imposed for the calendar year in which the comparative statement is submitted to the tax base and (b) the amount, if any, of the increase or decrease in base rent to be enforced as hereinafter provided. In the event that Lessor shall for any reason fail to furnish such a comparative statement on or before July 15 of any year, Lessor shall on or before such date furnish Lessee with a written notice to the effect that Lessor is entitled to an estimated increase or that Lessee is entitled to an estimated decrease in rent as the case may be, and that the provisions of this Article 4 will be invoked with the respect thereof. In such event, Lessor shall furnish Lessee with a comparative statement on or before the following August 30th with the same force and effect as a comparative statement would have had if delivered as provided herein and appropriate adjustment in the estimate shall be made. The failure of Lessor to furnish a comparative statement for any calender year shall be without prejudice to the right of Lessor to furnish comparative statements for any subsequent calender years.

Payment Credit
         (e) The payment of any increase or credit for any decrease in rent pursuant to the provisions of this Article 4 shall be made as follows:

         On the first day for the payment of rent under this lease following the furnishing of a comparative statement or notice (1) Lessee, in case of an increase, shall pay to Lessor a sum equal to one-twelfth of such increase multiplied by the number of months then elapsed commencing with the first day of the preceding calender year and, in advance, one-twelfth of such increase in respect of the then current month and Lessee, in the case of a decrease, shall be entitled to a credit against rent next becoming due to a sum equal to one-twelfth of such decrease multiplied by the number of months then elapsed commencing with the first day of the preceeding calender year, and (2) thereafter, until a different comparitive statement or notice shall be submitted as above provided, the monthly installments of rent payable under this lease shall be increased or decreased, as the case may be, by an amount equal to one-twelfth of such increase or decrease.

         Under no circumstances shall any tenant be liable for any increase in rent or shall be credited for any decrease in rent imposed for any period of time prior to commencement of the lease to the tenant.

         (f) In the event that a subsequent comparative statement shall show an increase or decrease in rent which shall be different from that shown by the last previous comparitive statement, then the rent payable by Lessee shall be adjusted proportionately consistant with the foregoing provisions. Appropriate credit shall be given for any refund less the costs and expenses incurred in obtaining such refund obtained by reason of a reduction in the assessed valuation by the Assessors or the Tax Commission or the Courts. The original computations, as well as payments of additional rent, if any, or credit, if any, under the provisions of the Article 4 shall be based on the original assessed valuations with the adjustments to be made at a later date when the tax refund, if any, shall be paid to Lessor by the taxing authorities.

         {g) If Lessee shall dispute in writing any specific item or items included by Lessor in any statement of the expenses for maintaining and operating the building and/or the adjustment for ninety five percent (95%) occupancy, and such dispute is not amicably settled between Lessor and Lessee within ninety (90) days after statement therefor has been rendered, either party may during the ninety (90) days next following the expiration of the first mentioned ninety (90) days (upon written notice to the other party accompanied by a copy of its letter of submission setting forth the items of dispute) refer such disputed item or items to an independent nationally recognized certified public accounting firm selected by the parties for decision and the decision of such accounting firm shall be conclusive and binding upon Lessor and Lessee. The expenses involved in such determination shall be borne by the party against whom a decision is rendered by said accounting firm provided that if more than one item is disputed and a decision shall be rendered against each party in respect to any item or number of items so disputed the, the expenses shall be apportioned according to the number of items decided against each party. Lessor shall have the right, for a period of twelve months after the rendering of any statements to send corrected statements to Lessee, and any rent adjustments required thereby shall be made within (90) days thereafter. If Lessee shall not so dispute any item or items of any such statement or corrected statement within ninety (90) days after such statement or corrected statement has been rendered, Lessee shall be deemed to have approved such statement or corrected statement.

Records
         (h) Lessor shall keep and make available to Lessee's accountant for a period of sixty (60) days after statements are rendered as provided in this
Article 4, records in reasonable detail of the matters included in the statements for the period covered by such statements and shall permit Lessee's accountant, upon the giving of reasonable prior notice, to examine and audit such of its records as may be reasonably required to verify such statements, at reasonable times during business hours.

Repairs, Replacements and Alterations
     5. Lessee shall take good care of the demised premises and the fixtures and appurtenances therein. Lessee shall make at its own expense all repairs and replacements required to keep the demised premises and fixtures in good working order and condition except (a) structural repairs, (b) repairs required to be made by Lessor pursuant to Article 14 hereof, and (c) such repairs as may be required of Lessor in furnishing the services specified in Article 6 hereof. Lessee shall maintain, at its own expense, all light bulbs, fluorescent tubes, and lighting fixtures in the demised premises, including all component parts such as starters, ballasts, and lenses or grills. All repairs made by Lessee shall be at least equal in quality to the original work. Lessee shall not make any installations, alterations, additions or improvements in or to the demised premises without first obtaining Lessor's written consent thereto, which consent shall not be unreasonably withheld and shall make the same and all repairs only between such hours and by such contractors or mechanics as may be approved in writing by Lessor. All alterations, decorations, installations, additions or im-provements upon the demised premises made by either party (including but not limited to panelling, partitions, railings, and the like), except Lessee's movable trade fixtures* and furniture, shall, unless Lessor elects otherwise (by notice in writing to Lessee given not less than twenty (20) days prior to the expiration or other termination of this lease or of any renewal or extension thereof) become the property of Lessor and shall remain upon, and be surrendered with, said premises, as a part thereof at, the end of said term or renewal term, as the case may be. Lessee may remove at its expense such alterations, installations, additions or improvements made by Lessee upon the premises as Lessor shall so elect, and Lesser shall repair and restore the premises to original condition at its sole expense prior to the expiration of the term. *not affixed to the realty (Continued on Rider attached hereto and made a part hereof)

Services by Lessor:
     6. As long as Lessee is not in default under any of the covenants of this lease, Lessor shall furnish the following services.

Air Cooling
         (a) Air cooling during the months of June, July, August and September on business days from 8:00 A.M. to 7:00 P.M. when in the judgment of Lessor it may be required for the comfortable occupancy of the demised premises. * At other times during business days and similar hours, Lessor shall provide ventilation for the demised premises. Lessee at all times agrees to cooperate fully with Lessor and to abide all regulations and requirements which Lessor may prescribe for the proper functioning and protection of its air conditioning system. Lessor shall have free access to any and all mechanical installations of Lessor, including but not limited to air conditioning, fans, ventilating and machine rooms and electrical closets; and Lessee agrees that there shall be no construction of partitions or other obstructions which might interfere with Lessor's free access thereto, or interfere with the moving of Lessor's equipment to and from the enclosures containing said installations. Lessee agrees that neither Lessee, its agents, employees or contractors shall at any time enter the said enclosures, or tamper with, adjust, touch or otherwise in any manner affect Lessor's said mechanical installations. *Air Conditioning shall be provided as same maybe necessary to maintain temperatures as permitted under current Federal Energy Standards and shall cool the premises to at least 74 or cooler.

Elevators
         (b) Automatic operatorless elevator facilities on business days from 8:00 A.M. to 7:00 P.M. and have such an elevator available at all other times.

Heat
         (c) Heat, when and as required by law, on business days from 8:00 A.M. to 7:00 P.M. Wherever heat generating machines or equipment are used by Lessee in the demised premises which affect the temperature otherwise maintained by the air-cooling system, Lessor reserves the right to install supplementary air-conditioning units in the demised premises and the cost, installation, operation and maintenance charges therefor shall be paid by the Lessee to the Lessor.

Cleaning
         (d) Janitorial service shall be supplied at Lessor's own cost and expense and shall consist of standard janitorial service and cleaning in all offices, sales and training areas and appropriate periodic cleaning of technical and storage areas. See description of janitorial services attached hereto.

Water
         (e) Cold and hot water at standard building temperatures to all lavatories, public or private, for ordinary drinking, cleaning, sanitary and lavatory purposes.

     If Lessee requires, uses or consumes water for any purpose in addition to ordinary drinking, cleaning, sanitary or lavatory purposes, Lessor may install a water meter and thereby measure Lessee's water consumption for all purposes. In such event Lessee shall pay Lessor for the cost of the installation thereof and throughout the duration of Lessee's occupancy Lessee shall keep said meter and installation equipment in good working order and repair at Lessee's own cost and expense in default of which Lessor may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Lessee. Lessee agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Lessor may pay such charges and collect the same from Lessee. Lessee covenants and agrees to pay any sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or shall become a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with any metered use, consumption, maintenance or supply of water, water system, or sewage or sewage connection or system based upon water for which Lessee is to pay as provided in this subparagraph (e). The bill rendered by Lessor for the above shall be based upon Lessee's consumption and shall be payable by Lessee as additional rent within ten (10) days of rendition. Any such costs of expenses incurred or payments made by Lessor for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Lessee and collectible by Lessor as such. Independently of and in addition to any of the remedies reserved to Lessor hereinabove or elsewhere in this lease, Lessor may sue for and collect any monies to be paid by Lessee or paid by Lessor for any of the reasons or purposes hereinabove set forth.

Electric Current
         (f) Electric current to be supplied by the Lessor at the expense of the Lessee,*
     *In accordance with the terms of Paragraph 39 of Rider attached hereto and made a part hereof.
                                                                  Lessor________
                                       5

Business Days
         (h) The term "Business Days" as used in this lease shall mean Monday to Friday, inclusive, excluding Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays. Continued on Rider attached hereto and made a part hereof.

Suspension of Services
         (i) Lessor reserves the right, without being liable to Lessee and without abatement or diminution in rent, to suspend, delay or stop any of the services to be furnished and provided by Lessor under this lease whenever necessary by reason of fire, storm, explosion, strike, lockout, labor dispute, casualty or accident, lack or failure of sources of supply of labor or fuel (or inability in the exercise of reasonable diligence to obtain any required fuel), acts of God or the public enemy, riots, interferences by civil or military authorities in compliance with the laws of the United States of America or with the laws, orders or regulations of any governmental authority, or by reason of any other cause substantially beyond Lessor's control, or for emergency, or for inspection, cleaning, repairs, replacements, alterations, improvements or renewals in Lessor's judgment desirable or necesssary to be made; and Lessor may suspend any such services until completion of any such work.

Assignment, Mortgage, Etc.
     7. Superseded by Paragraph 40th of Rider attached hereto.

Subordination to Mortgages
9. Provided Lessee shall be provided with a standard non-disturbance agreement from such Mortgagee,
     This lease and all rights of Lessee hereunder are subject and subordinate to all ground and/or underlying leases and to all trust indentures and mortgages, blanket or otherwise, which do now or may hereafter affect the same or the real property of which the demised premises form a part (and which may also affect other property) and to any and all renewals, modifications, consolidations, replacements and extensions thereof. It is the intention of the parties that this provision be self-operative and that no further instrument shall be required to effect such subordination of this lease. Lessee shall, however, upon demand at any time or times promptly execute, acknowledge and deliver to Lessor, without expense to Lessor, any and all instruments that may be necessary or proper to subordinate this lease and all rights of Lessee hereunder to any such leases, indentures, and/or mortgages or to confirm or evidence said subordination, and in the event that Lessee shall fail or neglect so to execute, acknowledge and deliver any such subordination instrument or certificate, Lessee covenants and agrees, in the event any proceedings are brought for the foreclosure of any such mortgage, to attorn to the purchaser upon any such foreclosure sale and to recognize such purchaser as the lessor under this lease or, in the event of the termination, for any reason whatsoever, of any such underlying lease above referred to, that Lessee (at the option of the holder of the reversion under such underlying lease to be evidenced by written notice of election to Lessee) will attorn to and recognize such holder as the then Lessor under this lease to the same extent and effect as the original Lessor hereunder. Lessee agrees to execute and deliver at any time and from time to time, upon the request of Lessor or of any such holder, any instrument which, in the sole judgment of Lessor, may be necessary or appropriate in any of such events to evidence such attornment. Lessor further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Lessee any right or election to terminate or otherwise adversely affect this lease and the obligation of Lessee hereunder in the event any such foreclosure proceeding is brought, and agrees that this lease shall not be affected in any way whatsoever by any such foreclosure proceeding.

Loss or Damage to Property
     10. All personal property belonging to Lessee, its servants, employees, suppliers, consignors, customers, licensees, located in or about the building or demised premises shall be there at sole risk of Lessee and neither Lessor or Lessor's agents shall be liable for the theft, loss or misappropriation thereof nor for any damage or injury thereto, nor shall the Lessor be considered the voluntary or involuntary bailee of such personal property, nor for damage or injury to Lessee or any of its officers , agents or employees or to any other persons or to any property caused by fire, explosion, water, rain, snow, frost, steam, gas, electricity, heat or cold, dampness, falling plaster, sewers or sewage, odors, noise, leaks from any part of said building or the roof, the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds*, or by any act or neglect of other tenants or occupants of the building or of any other person, or caused in any manner whatsoever, nor shall Lessor be liable for any latent defect in the demised premises or in the building. Lessee shall give immediate written notice to Lessor in case of fire or accident in the demised premises or of any defects, damage or injury therein or in any fixtures or equipment. Lessee will protect, indemnify and save harmless Lessor from all losses, costs or damages sustained by reason of any act or occurrence causing injury to any person and/or property whomsoever or whatsoever, due directly or indirectly to the use of the premises or any part thereof by Lessee. Lessee agrees to maintain such liability insurance as may be required by the Lessor in amounts, coverage and companies acceptable to the Lessor. In all such liability policies the Lessor shall be named as loss payee. Proof of such insurance shall be submitted to the Lessor from time to time upon request. Such policies shall further provide that the Lessor must be notified in writing at least ten (10) days prior to the cancellation of any such policies. The parties agree, however, that in no event shall any right of subrogation be asserted against the other for any injury or damage suffered by either party aforesaid, whether due to negligence or otherwise, and undertakes to have an appropriate clause to the effect in all appropriate policies of insurance carried by both parties and to exhibit such policies to the other upon request. *except for loss arising from Lessor's negligence or willful misconduct.

Earlier Possession By Lessee
     12. If permission is given to Lessee to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the first day of the term of this lease, Lessee covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, including as to the covenant to pay rent pro rata. In any event, rent shall commence on the first day of the term. Taking possession of the demised premises by Lessee shall be conclusive evidence as against Lessee that the premises were in good order and satisfactory condition when Lessee took possession. This lease does not grant any right to light or air over property, and Lessor shall not be liable to Lessee for any expense, injury, loss or damages, resulting from work done in or upon, or by reason of the use of, any adjacent or nearby building, land, street or alley.
                                                             Lessor:____________
                                                             Lessee:____________

Surrender at End of Term
     13. Lessee shall quit and surrender the premises at the expiration or earlier termination of the term broom clean and in as good condition as ordinary wear and reasonable use will permit, damage by fire, other casualty and the elements excepted and, subject to Lessor's exercise of the election provided in
Article 5, with all installations, alterations, additions and improvements, including partitions which may have been installed by either of the parties upon the premises (except that Lessee's removable trade fixtures and furniture shall remain Lessee's property, and Lessee shall remove the same). Lessee's obligations to observe and perform this covenant shall survive the said expiration or earlier termination of this lease. If the last day of the term or of any renewal thereof falls on a Saturday, Sunday or legal holiday, the term shall expire on the business day immediately preceding.

Damage by Fire or Other Causes
     14. If the demised premises shall be partially damaged by fire or other casualty, the damage shall be repaired by and at the expense of Lessor and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which is usable by Lessee; or (ii) if such damage shall be due to the fault or neglect of Lessee, its servants, employees, agents, visitors or licensees (without prejudice to any other rights and remedies of Lessor), there shall be no abatement or apportionment of rent. Lessor shall incur no liability on account of any delay in the completion of such repairs which may arise by reason of adjustment of insurance, labor difficulties or any other cause beyond Lessor's control. If all or substantially all of the demised premises or the building are wholly destroyed or become unfit for occupancy as a result of fire or other cause or casualty, Lessor may elect, by written notice to Lessee within ninety (90) days after the casualty date (a) to terminate this lease as of the date when the demised premises or building became unfit for occupancy; or (b) to repair, restore or rehabilitate the building or demised premises (at the expense of Lessor) commencing within ninety days after Lessor is able to take possession of the damaged premises and undertake reconstruction or repairs and thereafter to prosecute the work with reasonable diligence, in which latter event the lease shall not terminate but rent shall be abated on a per diem basis while the premises. are unfit for occupancy, If Lessor elects to repair, restore and rehabilitate the building and the demised premises, but if same shall not be able to be repaired and restored to substantially their former condition within one year after the date of the casualty (delays caused by adjustment of insurance, labor difficulties or other causes beyond Lessor's control to be excluded from such computation). Either party shall have the right the right to terminate this lease as of the casualty date by written notice to the other within Thirty (30) days after the occurence. In the event of such termination of this lease, Lessee's liability for rent shall cease as of the date the premises or the building were made unfit for occupany. If the lease shall be terminated pursuant to this Article, Lessee shall promptly vacate the premises and surrender the same to Lessor. If the damage or destruction be due to the fault or neglect of Lessee, the debris shall be removed at the expense of Lessee.

Additional Rent
     15. All costs, charges, adjustments and expenses which Lessee assumes or agrees to pay pursuant to this lease shall at Lessor's election be treated as additional rent and, in the event of nonpayment, Lessor shall have the rights and remedies herein provided for in the case of nonpayment or rent or a breach of condition. If Lessee shall default in making any payment required to be made by Lessee (other than the payment of rent required by Articles 2 and 4 hereof) or shall default in performing any term, covenant or condition of this lease on the part of Lessee to be performed hereunder, Lessor at Lessor's option may (but shall not be obligated to) immediately or at any time thereafter on ten (10) days notice make such payment or, on behalf of Lessee, cause the same to be performed for the account of Lessee and expend such sum as may be necessary to perform and fulfill such term, covenant or condition, and any and all sums so expended by Lessor, with interest thereon at the rate of eight percent (8%) per annum from the date of such expenditure, shall be and be deemed to be additional rent, in addition to the Base Rent, and shall be repaid by Lessee to Lessor on demand, but no such payment or expenditure by Lessor shall be deemed a waiver of Lessee's default nor shall it affect any other remedy of Lessor by reason of such default.

Mechanics' Liens
     16. If, because of any act or omission of Lessee or anyone claiming through or under Lessee, any mechanic's or other lien or order for the payment of money shall be filed against the demised premises or the building, or against Lessor (whether or not such lien or order is valid or enforceable as such), Lessee shall, at Lessee's own cost and expense, cause the same to be cancelled and discharged of record within sixty (60) days after the date of filing thereof, and shall also indemnify and save harmless Lessor from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

Eminent Domain
     17. If the whole or any part of the demised premises shall be condemned and taken for any public or quasipublic use, this lease shall wholly expire on the date title shall vest in the condemnor. In no event whatsoever shall Lessee have any claim against Lessor by reason of any condemnation or taking of the whole or any part of the demised premises or of the building, nor shall Lessee have any claim to the amount or any portion thereof that may be awarded as damages or paid as the result of any condemnation and taking. Lessee hereby assigns to Lessor all Lessee's right, title and interest in and to any and all amounts awarded or paid by reason of any condemnation and taking.

Bankruptcy
     18.(a) If at any time prior to the date herein fixed as the commencement of the term of this lease there shall be filed by Lessee in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization, arrangement or composition, or for the appointment of a receiver or trustee of all or a portion of Lessee's property, or if such petition shall be filed against Lessee (and within thirty (30) days thereof, Lessee fails to secure a stay or discharge thereof) or if Lessee makes an assignment for the benefit of creditors, this lease shall ipso facto be cancelled and terminated and in such event neither Lessee nor any person claiming through or under Lessee or by virtue of any statute or of an order of any court shall be entitled to possession of the demised premises and Lessor, in addition to the other rights and remedies given by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may exercise any right of off-set, and/or may retain as liquidated damages any rent, security, deposit or monies received by Lessor from Lessee or others in behalf of Lessee upon the execution hereof.

     (b) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereof there shall be filed by Lessee in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization, arrangement or composition, or for the appointment of a receiver or trustee of all or a portion of Lessee's property or if any such petition shall be filed against Lessee (and within thirty (30) days thereof, Lessee fails to secure a stay or discharge thereof) or if Lessee makes an assignment for the benefit of creditors this lease at the option of Lessor, exercised by written notice to Lessee within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated and in such event neither Lessee nor any person claiming through or under Lessee by virtue of any statute or of any order of any court shall be entitled to possession or to remain in possession of the premises demised but shall forthwith quit and surrender the premises, and Lessor, in addition to the other rights and remedies Lessor has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may exercise any right of off-set, and/or may retain as liquidated damages any rent, security, deposit or monies received by Lessor from Lessee or others on behalf of Lessee.

Default
     19.(a) If Lessee defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent, or if the demised premises become vacant or deserted, then in any one or more of such events, Lessor may serve a written notice upon Lessee specifying the nature of said default and that this lease will be terminated on a date which is thirty
(30) days after the giving of such notice and upon the expiration of said thirty
(30) days (unless before such date all defaults at the time existing under this lease shall have been fully cured and made good, or in case of a default being of such nature that the same cannot be completely cured or remedied within said day period, Lessee shall then be diligently proceeding to remedy or cure such default and shall promptly complete such remedying or curing, in which event such default and such notice from Lessor shall be deemed to be annulled) this lease and the term hereby demised and all rights of Lessee under this lease shall expire and terminate as fully and completely as if the date of expiration of such thirty (30) day period were the date herein definitely fixed for the end and expiration of this lease and the term thereof and Lessee shall then quit and surrender the demised premises to Lessor but Lessee shall remain liable as hereinafter provided.

     (b) If (1) the notice provided for in subparagraph (a) hereof shall have been given and the term shall expire as aforesaid; or (2a) if Lessee shall default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein provided; or (2b) if any execution or attachment shall be issued against Lessee or any of Lessee's property whereby the demised premises shall be taken or occupied or attempted to be taken or occupied by someone other than Lessee; or (2c) if Lessee shall default with respect to any other lease between Lessor and Lessee, its subsidiaries and/or affiliates, if any; or (2b) if Lessee shall fail to move into or take possession of the premises within thirty (30) days after commencement of the term of this lease; then and in any of such events Lessor may without notice, re-enter the demised premises either by force or otherwise, and dispossess, by summary proceeding or otherwise, Lessee, the legal representatives of Lessee or any other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Lessee hereby waives the service or notice of intention to re-enter or to institute legal proceedings to that end. If Lessee shall default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Lessor may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Lessor
     (c) In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (1) all rent and additional rent shall become due thereupon and be paid up to the time of such re-entry, disposses and/or expiration, together with such expenses as Lessor may incur for legal expenses, and, reasonable attorneys' fees, brokerage, and/or putting the demised premises in good order, or for preparing the same for re-rental; (2) Lessor may re-let the premises or any part or parts thereof, either in the name of Lessor or otherwise, for a term or terms which may at Lessor's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent; and/or (3) Lessee or the legal representatives of Lessee shall also pay Lessor as liquidated damages for the failure of Lessee to observe and perform said Leesee's covenants herein contained, any deficiency between the rent hereby reserved and/or convenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Lessor to re-let the premises or any part or parts thereof shall not release or affect Lessee's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Lessor may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Lessee on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the fights of Lessor to collect the deficiency for any subsequent month by a similar proceeding. Lessor at Lessor's option may make such alterations, repairs, replacements and/or decorations in the demised premises as Lessor in Lessor's sole judgment considers advisable and necessary for the purpose of re-letting the demised premises; and the making of such alterations and/or decorations shall not operate or be construed to release Lessee from liability hereunder as aforesaid. Lessor shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, provided Lessor has acted in good faith. In the event of a breach or threatened breach by Lessee of any of the covenants or provisions hereof, Lessor shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary pro-

                                                               Lessor:__________
                                                               Lessee:__________
ceeding and other remedies were not herein provided for. Mention in this lease of any particular remedy shall not preclude Lessor from any other available remedy, in law or in equity. Lessee hereby expressly waives any and all fights of redemption granted by or under any present or future laws in the event of Lessee being evicted or dispossessed for any cause, or in the event of Lessor obtaining possession of the demised premises, by reason of the violation by lessee of any of the covenants and conditions of this lease or otherwise. Notwithstanding the foregoing, Lessor shall make a good faith effort to mitigate the Lessee's damages by procuring a substitute lessee for the premises utilizing standards*.

No Waiver
     20. (a) No receipt of money by Lessor from Lessee with knowledge of the breach of any covenant or agree- meat of this lease, or after the termination hereof, or after the service of any notice, or after the commencement of any suit, or after final judgment for possession of the demised premises, shall be deemed a waiver of such breach, nor shall it reinstate, continue or extend the term of this lease or affect any such notice, demand or suit. Any demand upon Lessee for rent, wheresoever and whenever made, after the same shall have become due and payable under the provisions hereof shall have the same effect as though made at the time and place such rent became due, any law to the contrary notwithstanding.

     (b) No delay on the part of Lessor in exercising any right, power or privilege hereunder or to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease, or of any part of the Rules and Regulations described in Article 27 hereof, shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     (c) No act done or thing said by Lessor or Lessor's agent shall constitute a cancellation, termination or modification of, or eviction or surrender under, this lease, or a waiver of any covenant, condition or provision hereof, nor relieve Lessee of Lessor's obligation to pay the rents herein provided. Any acceptance of surrender, waiver or release by Lessor and any cancellation, termination or modification of this lease must be in writing signed by Lessor, by its duly authorized officer. The delivery of keys to any employee or agent of Lessor shall not operate as a surrender or as a termination of the lease, and no such employee or agent shall have any power to accept such keys prior to the termination of the lease.

     (e) If there be any agreement between Lessor and Lessee providing for the cancellation of this lease upon certain provisions or contingencies, and/or an agreement for the renewal hereof at the expiration of the term first above mentioned, the right to such renewal or the execution of a renewal agreement between Lessor and Lessee prior to the expiration of such first mentioned term shall not be considered an extension thereof or a vested right in Lessee to such further term, so as to prevent Lessor from cancelling this lease and any such extension thereof during the remainder of the original term hereby granted; such privilege, if and when so exercised by Lessor, shall cancel and terminate this lease and any such renewal or extension previously entered into between said Lessor and Lessee or the right of Lessee to any such renewal or extension; any right herein contained on the part of Lessor to cancel this lease shall continue during any extension or renewal hereof; and any option on the part of Lessee herein contained for an extension or renewal hereof shall not be deemed to give Lessee any option for a further extention beyond the first renewal or extended term.

     (f) No failure by Lessor to enforce any of the said Rules and Regulations against Lessee and/or any other lessee or occupant of the building shall be deemed a waiver thereof. No provision of this lease shall be deemed waived by Lessor unless such waiver be in writing signed by Lessor.

     (g) No payment by Lessee or receipt by Lessor of a lesser amount than the rent or additional rent herein stipulated and reserved shall be deemed to be other than on account of the earliest stipulated rent or additional rent then due and payable, nor shall any endorsement or statement or any check, or letter accompanying any rent check or payment be deemed an accord and satisfaction, and Lessor may accept the same without prejudice to Lessor's right to recover any balance due or to pursue any other remedy in this lease provided.

Rights reserved by Lessor
     21. Without abatement or diminution in rent. Lessor reserves and shall have the following additional rights: provided that they do not unreasonably interfere with the Lessee's use of the Premises.

     (a) To change the street address and/or the name of the building and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building without liability to Lessee. Lessor agrees to consult Lessee on any name or address change of the building.

Except in an emergency upon reasonable advance notice,
     (c) To enter the demised premises at all reasonable times (1) for the making of inspections, decorations, alterations, improvements and repairs, as Lessor may deem necessary or desirable, (2) to exhibit the premises to prospective purchasers or lessees of the building at any time and to others during the last nine (9) months of the term, or extended term, of this lease,
(3) for any purpose whatsoever relating thereto or to the safety, protection or preservation of the demised premises or of the building or of Lessor's interest, and (4) to take material into and upon said premises in connection therewith.

*of the industry for said purpose.

     (d) At any time or times Lessor either voluntarily or pursuant to governmental requirement, may, at Lessor's own expense, make repairs, alterations or improvements in or to the building or any part thereof and during alterations, may close entrances, doors, windows, corridors, elevators or other facilities, provided that such acts shall not unreasonably interfere with Lessee's use and occupancy of the premises as a whole.

     (e) To erect, use and maintain pipes and conduits in and through the demised premises.

     (f) To charge to Lessee any expense including overtime cost incurred by Lessor in the event that repairs, alterations, decorating or other work in the premises are made or done after ordinary business hours at Lessee's request.

     (g) If during the last six months of the term or of a renewal term, Lessee shall have removed all or substantially all of Lessee's property therefrom, Lessor may immediately enter and alter, renovate, and redecorate the premises without reduction or abatement of rent or incurring any liability to Lessee for compensation.

     (h) to grant to anyone the exclusive right to conduct any particular business or undertaking in the building with the consent of the Lessee, which consent shall not be unreasonably withheld. Lessor may exercise any or all of the foregoing rights hereby reserved to Lessor without being deemed guilty of an eviction, actual or constructive, or disturbance or interruption of Lessee's use or possession and without being liable in any manner toward Lessee and without limitation or abatement of rent or other compensation, and such acts shall have no effect on this lease.

Entry by Lessor
     23. If a representative of Lessee shall not be personally present to open and permit an entry into said premises at any time when an entry shall be necessary or permissible hereunder, Lessor or its agents *may enter by a master key or may, if the circumstances so warrant, forcibly enter the same without rendering Lessor or its agents liable therefor (provided that, during such entry, reasonable care shall be accorded to avoid damage or injury to Lessee's property), and without in any manner affecting the obligations and covenants of this lease. Nothing contained in this Article however, shall be construed to impose upon Lessee any additional obligations, responsibilities or liability whatsoever for the care, supervision or repair of the building or premises or any part thereof except as elsewhere in this lease provided. *in an emergency

 Lessee's Damage or Injury to the Premises or Building
     24. All damage or injury to the premises or to its fixtures, appurtenances and equipment or to the building, its fixtures, appurtenances or equipment caused by Lessee moving property in or out of the building or by installation removal of furniture, fixtures or other property or from any cause of any kind or nature whatsover of which Lessee, its servants, employees, agents, visitors or licensees shall be the cause, shall be repaired, restored and replaced promptly by Lessee at its sole cost and expense, in quality and class at least equal to the original work or installations, and to the satisfaction of Lessor. If Lessee fails to make such repairs, restorations or replacements, the same may be made by Lessor for the account of Lessee and the cost thereof shall be collectible as additional rent or otherwise after rendition of a bill or statement and payable simultaneously with the next monthly installment of rental due and payable hereunder.

     Lessee shall not place a load upon any floor of the premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Lessor reserves the right to prescribe the weight and position of all safes which must be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by and at Lessee's expense in settings sufficient in Lessor's judgment to absorb and prevent vibration, excess heat, noise and annoyance. Except as provided in
Article 14 hereof, there shall be no allowance to Lessee for a diminution of rental value and no liability on the part of Lessor by reason of inconvenience, annoyance or injury to business arising from Lessor, Lessee, or others making any repairs, alterations, additions or improvements required or desirable to be made in or to any public portion of the building or to any fixtures, appurtenances or equipment thereof, or to the demised premises or the fixtures, appurtenances, equipment thereof, provided that the same shall be done as expeditiously and with as little inconvenience to Lessee as possible. There shall be no liability in damages upon Lessor for failure of Lessor or others to make any repairs, alterations, additions or improvements in or to any portion of the building or of the premises or of the fixtures, appurtenances or equipment thereof.

     Lessee shall not move any safe, heavy machinery, heavy equipment, freight, bulky material or fixtures into or out of the building without Lessor's prior written consent; and if any of the same shall require special handling by reason of their bulk, weight, or otherwise, Lessee agrees to employ only persons holding an appropriate license to perform said work, and that all work in connection therewith shall comply with all requirements of law.

Bills and Notices
     25. Except as otherwise in this lease provided, a bill, statement, notice or communication which Lessor may be required to give to Lessee shall be deemed sufficiently given or rendered if in writing, delivered to Lessee personally or sent by registered or certified mail addressed to Lessee at the building of which the demised premises form a part or at the last known residence address or business address of Lessee or left at any of the aforesaid premises addressed to Lessee and the time of the rendition of such bill or statement and of the giving of such notice

                                                             Lessor:____________
                                                             Lessee:____________
     or communication shall be deemed to be the time when the same is delivered to Lessee, deposited in a United States Depositary, postage prepaid, or left at the premises as herein provided. Any notice by Lessee to Lessor shall be served by registered or certified mail addressed to Lessor at the address first hereinabove given or at such other address as Lessor shall designate by written notice, with copy to Lessor, Managing Agent.

     See "Continuation of Paragraph 25" on Rider attached.
 ................................................................................
 ................................................................................

Inability to Perform
     26. This lease and the obligation of Lessee to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Lessee to be performed shall in no way be affected, impaired or excused because Lessor is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Lessor is prevented or delayed from so doing by reason of strike or labor troubles or any outside* cause whatsoever including, but not limited to, governmental preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof or of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency, or by reason of any fire or other casualty or act of God beyond Lessor's control.

Rules and Regulations
     27. Lessee and Lessee's servants, employees, agents, visitors and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations hereto annexed, and such other and further reasonable Rules and Regulations as Lessor or Lessor's agents may, after notice to Lessee, from time to time adopt. Nothing in this lease contained shall be construed to impose upon Lessor any duty or obligation to enforce the Rules and Regulations or terms, convenants or conditions in any other lease, as against any other lessee and Lessor shall not be liable to Lessee for violation of the same by any other lessee, its servants, employees, agents, visitors or licensees.

Sprinklers
     28. If there now is or shall be installed in the building a "sprinkler system" and such system or any of its appliances shall be damaged or injured, or not in proper working order by reason of any act or omission of Lessee, or Lessee's agents, servants, employees, licensees or visitors, Lessee shall forthwith restore the same to good working conditions at its own expense; and if the Board of Fire Underwriters or any bureau, department or official of the state or city government having jurisdiction shall require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Lessee's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Board, or by any Fire Insurance Company, Lessee shall, at Lessee's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. See "Continuation of Paragraph 28" on Rider attached.

Offer by Managing Agent
     29. If this lease is offered to Lessee by the managing agent of the building, such offer is made solely in the capacity as such agent and subject to Lessor's acceptance and approval; and Lessee has executed this lease upon the understanding that this lease shall not in any way bind Lessor until such time as the same has been approved and executed by Lessor and a counterpart delivered to or received by Lessee.

No Representations by Lessor
     30. Lessor or Lessor's agents have made no representations or promises with respect to the said building or the demised premises except as herein expressly set forth. The taking possession of the demised premises shall be conclusive evidence, as against Lessee, that Lessee accepts the same "as is," and that said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken.

Marginal Notes
     31. The marginal notes are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this lease; nor in any way affect this lease.

Broker
     32. As part of the consideration for the granting of this lease, Lessee represents and warrants to Lessor that no broker negotiated or was instrumental in negotiating or consummating this lease except Edward S. Gordon Company of New Jersey, Inc.

Quiet Enjoyment

     33. Upon Lessee's paying the rent and additional rent and observing and performing all of the terms, covenants, agreements, conditions and provisions on Lessee's part to be paid, observed or performed, Lessee shall quietly enjoy the demised premises, subject, however, to the terms of this lease and to any leases or mortgages provided for in Article 9 hereof, free of hindrance and molestation by Lessor. Under no circumstances shall the Lessor be liable to the Lessee, or any of its servants, agents, or employees for damage, loss or injury resulting from civil disorder, riot, or insurrection.

Assigns
     34. The terms, covenants and conditions contained in this lease shall bind and inure to the benefit of Lessor, Lessee and their respective heirs, legal representatives, successors and assigns, subject, however, to the provisions hereof requiring the consent of Lessor to any assignment of this lease or subletting of the demised premises.

Definitions
     35 The term "office" or "offices" wherever used in this lease shall not be construed to mean premises used as a store or stores, or permit the use for the sale, display, or auction at any time, of goods, wares, or merchandise of any kind, or as a restaurant, shop, booth, boot-black or other stand barber shop or for other similar purposes or for manufacturing. The term "Lessor" as used in this lease, so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee of the demised premises or of the building, a mortgagee in possession for the time of the land and building or of the building of which the demised premises form a part, or the lessee under a lease of the entire building or of the land and building of which the demised premises form a part, so that in the event of any subsequent sale or sales of said building or of said land and building or of said lease or in the event of a lease of said building, or of the land and building, the said lessor shall be and hereby is entirely freed and relieved thereafter with respect to the performance of all covenants and obligations on the part of Lessor hereunder; and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the purchaser at any such sale, or the said lessee of the building, or of the land and building, that the purchaser, mortgagee in possession or the lessee of the building or of said land and building has assumed and agreed to carry out any and all covenants and obligations of Lessor hereunder thereafter to be performed, it being intended hereby that the covenants and obligations contained in this lease on the part of Lessor shall, subject as aforesaid, be binding on Lessor, its successors and assigns, only during and in respect of their respective successive periods as Lessor under this lease, and the retention of fee ownership by a lessor under an underlying lease which now or hereafter may affect the Land and building or building of which the demised premises form a part, shall not be deemed to impose on such underlying lessor any liability, initial or continuing, for the performance of the covenants and obligations of Lessor hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

Certificate of Lessee
     36. At request of Lessor and without charge therefor, Lessee will execute, acknowledge and deliver to Lessor a Certificate to the effect that:

     (a) The Lease is in full force and effect and has not been modified (or if modified, modifications will be set forth).

     (b) Dates on which rent and additionals rents have been paid.

     (c) Any defaults on the part of the Lessor.

Entire Agreement
     37. This lease contains the entire agreement between the parties and shall not be modified in any manner except by an instrument in writing executed by the parties or their respective successors in interest.

     IN WITNESS WHEREOF, Lessor and Lessee have hereunto respectively executed duplicate originals of this Lease as of the day and year first above written.

                                            Lessor  ALLIED SECURITIES CO.
                                                    By /s/ JOHN R. GABRIEL
                                                       -------------------------
                                                       JOHN R. GABRIEL, Partner

                                            Lessee  DIGITAL GRAPHIX INCORPORATED
                                                    By /s/ Keith Trickett
                                                       -------------------------
                                                       KEITH TRICKETT, PRESIDENT
                                            and
                                            ------------------------------------
                                                           (Title)

CONTINUED ON RIDER ATTATCHED HERETO AND MADE A PART HEREOF.

                             RULES AND REGULATIONS

     1. The sidewalks. entrances. passages, courts, elevators, vestibules, stairways, corridors, or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the demised premises.

     2. No awnings or other projections shall be attached to the outside walls of the buildings without the prior written consent of the Landlord. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with any window or door of the demised premises, without the prior written consent of the Landlord. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord. All electrical fixtures hung in offices or spaces along the perimeter of the demised premises must be flourescent, of a quality, type, design and bulb color approved by the Landlord.

     3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside or inside of the demised premises or building without prior written consent of the Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by the Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to the Landlord.

     4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels, or other articles be placed on the windowsills.

     5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the building, nor placed in the halls, corridors or vestibules without the prior written consent of the Landlord.

     6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     7. No tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum, rug or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     8. No space in the building shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

     9. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, television set, talking machine. unmusical noise, whistling, singing. or in any other way. No Tenant shall throw anything out of the doors, windows or skylights or down the passageways.

     10. No Tenant, or any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical or substance.

     11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant. nor shall any changes be made in existing locks or the mechanism thereof. Each Tenant must, upon the termination of his tenancy. restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to the Landlord the cost thereof.

     12. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or its Agent may determine from time to time. The Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the building and to exclude from the building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

     13. No Tenant shall occupy or permit any portion of the premises demised to him to be occupied as an office for a public stenographer or typist, or a small loan company or for the possesion, storage, manufacture, or sale of liquor, narcotics, dope, tobacco, in any form, or as a barber, beauty parlor or manicure shop. or as an employment bureau. No Tenant shall engage or pay any employees on the demised premises. except those actually working for such Tenant on said premises, nor advertise for laborers giving an address at said premises.

     15. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     16. The Landlord reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by the Landlord. The Landlord will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to the Landlord for all acts of such persons.

     17. Unless Landlord shall furnish electricity hereunder as a service included in the rent, each Tenant shall, at its expense, provide artificial light for the employees of the Landlord while doing janitor service or other cleaning, and in making repairs or alterations in said demised premises.

     18. The requirements of Tenants will be attended to only upon application at the office of the building. Employees shall not perform any work or do anything outside of the regular duties, unless under special instruction from the office of the landlord.

     19. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     20. There shall not be used in any space, or in the public halls of any building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

     21. Tenant shall not do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the demised premises. Tenant shall not install or permit the installation or use of any food, beverage, cigarette, cigar or stamp dispensing machine; or permit the delivery of any food or beverage to the demised premises, except by such persons delivering the same as shall be approved by Landlord.

     22. Each Tenant, before closing and leaving the said premises at anytime shall see that all awnings are pulled up and all windows closed.

RIDER TO LEASE BETWEEN ALLIED SECURITIES CO., as Lessor and DIGITAL GRAPHIX, INCORPORATED, as Lessee
________________________________________________________________________________

     Continuation of 4(a)(iii) - Expenses: "Expenses for maintaining and operating the building" shall mean those expenses paid or incurred by or on behalf of the Lessor (whether directly or through independent contractors) in respect of the operation, maintenance and management of the land and/or Building and the sidewalks and areas adjacent thereto (hereinafter "Operation of the Property") which, in accordance with the accounting practice used by the Lessor, are properly chargeable to the Operation of the Property, together with and including (without limitation) the cost of electricity (including any taxes paid thereon) used in operating all Building equipment and servicing common areas of the Building, which costs shall be determined (if such electricity is not separately metered) on the basis of an electrical survey of such equipment and common area facilities and the then prevailing rates, and financial expenses incurred in connection with the Operation of the Property such as insurance premiums and legal, auditing and other professional fees and expenses, but specifically excluding (1) taxes, (2) franchise or income taxes imposed on the Lessor, (3) mortgage interest, (4) leasing commission, (5) the cost of electrical energy furnished directly to lessees of the building, (6) cost of lessee installations and decorating incurred in connection with preparing space for a new lessee, and (7) capital improvements, except, however, that (1) if any capital improvement results in reducing any Operating Expenses (as, for example, a labor-saving improvement), then with respect to the calendar year in which the improvement is made and each subsequent calendar year during the term of the Lease, the amount by which the Operating Expenses have been reduced shall be deemed deducted from the Base Operating Expenses, and (2) if the Lessor is not furnishing any particular work or service (the cost of which if performed by the Lessor would constitute an operating Expense) to a lessee who has undertaken to perform such work or service in lieu of the performance thereof by the Lessor, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by the Lessor if it had at its own expense furnished such work or service to such Lessee.

     Continuation of 5 - Repairs, Replacements and Alterations: Lessor shall maintain and keep in good repair the common areas of the building of which the leased premises are a part, including stairwells, lobbies, elevators and bathrooms, plumbing, heating, ventilation and air conditioning systems located within the leased premises, as well as the common areas within and without the building, including parking lots, landscaping and lighting.

     Continuation of 6(h) - Business Days: Notwithstanding the foregoing, Lessee will utilize the leased premises and will receive appropriate utilities from 8:00 a.m. to 7 p.m. Monday through Friday, and will also be entitled to use the premises from time to time on Saturdays and holidays by giving Lessor 24 hours' notice. Lessee shall be entitled to receive standard heat and air conditioning service on these occasions. It is clearly understood that Lessee shall not occupy the leased premises on Sundays per the Sunday closing ordinances of the Borough of Paramus. Notwithstanding the limitation on the Lessor's obligation to provide building services only during specific hours, Lessee shall have unlimited access to the premises at any time. In this regard Lessee shall have the right to secure the premises with an appropriate alarm security system.

           Continuation of 25 - Bills and Notices: any and all notices or demands under the terms of this Lease shall be sent by Certified Mail, Return Receipt Requested, if to Lessee to:

                             Digital Graphix, Inc.
                             6 Forest Avenue
                             Paramus, NJ 07652

with a copy to Lessee's attorney at:


and if to Lessor, to:

                             Allied Securities Co.
                             One East Ridgewood Avenue
                             Paramus, NJ 07653

           Same shall be deemed delivered upon the date of the return receipt stated as the dated delivered. The addressed of the parties to which notices are to be delivered may be changed by delivery of notice to each other in like manner.

           Continuation of 28 - Sprinklers: Lessee will be responsible for any changes, modifications, alterations or additional sprinkler heads required because of Lessee's business or where the location of its partitions and/or trade fixtures results in such requirement; however, Lessee will not be responsible for such expenses for any other reasons or for the reasons set forth in the remainder of this paragraph 28.

           38th: Option to Renew: If this lease shall be in full force and effect on the date for the expiration of the original term, or any extended term, as the case may be, and the Lessee shall on that date have fully complied with all the conditions contained herein, the Lessee may elect to renew this lease for two (2) additional five (5) year terms, beginning with the expiration of such original term. To exercise such election the Lessee shall give the Lessor notice in writing of such election at least nine (9) months prior to the expiration of the original term, or extended term, as the case may be. The renewal of the lease shall be in accordance with all terms and conditions of this lease, except that the annual rental shall be determined as follows:

           During the extension periods provided for above, the base rent shall be set at the commencement of the extension term or terms, as the case may be at the rate of ninety (90%) percent of the fair market rental value of the leased premises determined as follows:

           If Lessee and Lessor do not agree on the fair market rental value, each party shall appoint an arbitrator who shall be a licensed real estate broker of the State of New Jersey, who shall be active in commercial retail rentals in the Greater Paramus Area or an appraiser qualified as an M.A.I.
having an office in New Jersey. Such appointment shall be made by each party within thirty (30) days after notice of the necessity of arbitration, and each party shall advised the other of the choice. On the failure of either party to

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


appoint an arbitrator within ten (10) days after notification of the appointment by the other party, the person appointed arbitrator may appoint an arbitrator to represent the party in default, which arbitrator shall not have served previously in a similar capacity for, or been otherwise employed by, the non-defaulting party. The two arbitrators appointed in either manner shall then proceed to make the determination of Fair Market Rental for the renewal period and the mutual decision of the two arbitrators shall be binding on the parties. In the event of their inability to reach a result, they may select a third arbitrator, who shall not have served previously in a similar capacity for, or been employed by, either party. If the two arbitrators are unable to agree on a third arbitrator, an then sitting Judge of the Superior Court of New Jersey shall appoint the third arbitrator.

           In no event shall the base rent paid during the extension terms be less than the base rent paid during the initial, or any extended term, as the case may be.

           39th: Electricity: In addition to other conditions of this lease to be performed by the Lessee, except where there exists a separate electric meter pursuant to which there will be direct billings to the Lessee as a usage charge, Lessee agrees to pay to Lessor as additional rent, The cost of all electric energy consumed in the leased premises for the term. It is estimated that such consumption will amount to an annual charge of $1.25 per square foot of leased space. Pending determination of the amount consumed, the Lessee shall pay estimated annual charge in monthly installments in advance as additional rent. On or about the first anniversary of the commencement of the lease, and annually thereafter during the term of the lease, Lessor, at the request of the Lessee, or under its own volition, shall verify the Lessee's consumption for the preceding period, by a method designated by Lessor, and generally accepted in similar circumstances in the trade area (e.g., Certificate of Licensed Electrical Engineer, engaging a recognized device for such purpose, such as amprobe, or causing an electrical meter to be placed as required to make such determination). The results of such determination shall be furnished to the Lessee as soon as available, and the charges paid by Lessee during the applicable preceding period shall be adjusted accordingly. All credits due Lessee shall be made against rents next accruing and all credits due Lessor, if any, shall be paid, within ten (10) days of billing. During the balance of the then current cycle, the amount to be paid shall be estimated to be the same as the final determination for the preceding cycle. All reasonable costs incurred by Lessor to determine the amount of consumption shall be shared equally by the Lessor and the Lessee.

           40th: Assignment and Subletting: Subject to the prior written consent of the Lessor, which consent shall not be unreasonably withheld, Lessee may assign this Lease in whole or in part or sublease all or part of the premises to any party subject to the following:

           Lessor's consent shall not be required with respect to any assignment or transfer of this lease, or a subletting to any firm, corporation or other organization affiliated with the Lessee or to any firm, corporation or other organization which shall succeed to substantially all of the Lessee's business.

           Notwithstanding the foregoing, Lessee shall have the right to assign or sublet all or any portion of the premises during the lease term or any extensions thereof, with the prior written consent of the Lessor, which consent shall not be unreasonably withheld.

     41st: Signage: The Lessee shall be permitted to place their sign and logo on the interior of the building.

     42nd: Workletter. The workletter is incorporated in site plan attached hereto and made a part hereof. All of the Lessor's work shall be completed in a good and workmanlike manner and shall be substantially completed prior to the commencement of the term.

     43rd: Delayed Commencement of Term. If the completion of the work is delayed beyond the commencement date set forth herein, the actual term shall commence on the date an unrestricted certificate of occupancy is issued by the Borough of Paramus, and the initial term shall be five (5) years from the date thereof. The parties shall execute an amendment to the lease setting forth the actual commencement and termination dates.

     44th: Lessee's Fixtures. Anything in this lease to the contrary notwithstanding, Lessee shall have the right to remove and replace any trade fixtures located in the leased premises. Lessee shall make any and all repairs to the leased premises arising out of the removal of such fixtures, restoring the premises to its original condition, normal wear and tear excepted.

     45th: Lessor's Representations. Lessor warrants and represents, upon which warranty and representation Lessee has relied in the execution of this Lease, that:

     (A) Lessor has full right and authority to execute this Lease for the term, in the manner and upon the conditions and provisions herein contained, and that no consent to same is required; and

     (B) there is no default existing under any mortgage or Lease or other agreement to which this Lease is subject on the part of any of the parties thereto.

     46th: Lessor's Consent: Whenever this Lease provides for requirement of consent or approval by Lessor, such consent or approval will not be unreasonably withheld or delayed. In the event Lessee shall request such consent or approval, it is agreed that if Lessor shall not answer such request within thirty (30) days from the date of such written request by Certified Mail, Return Receipt Requested, it shall be deemed that Lessor's consent and approval has been granted. Whenever under this Lease Lessee is required to do anything to the satisfaction of Lessor, the reasonable satisfaction of Lessor shall be deemed implied.

     47th: UCC Assignments: Nothing herein contained is intended to prevent Lessee from executing and delivering assignments without Lessor's consent for security purposes under the UCC covering chattels, fixtures and equipment owned by Lessee, or is anything contained herein intended to prevent the filing of any UCC financing statement in connection therewith.

     48th: Notices of Violation: Lessor represents that there are no notes of notices of violation of any kind outstanding as of the date hereof which relate to the leased premises. If any such violations exist, Lessor agrees to cure same promptly at its cost and expense.

     49th:(1) Lessor's Representations  Concerning Compliance With Environmental
Laws: Lessor represents and warrants to Lessee that the premises is in full compliance with all federal, state and municipal environmental laws, ordinances, rules, regulations and requirements and that there is no hazardous substance or waste at the premises.

     (2) Lessor's Indemnification of Lessee. Lessor shall indemnify, defend and hold harmless Lessee from and against all claims, liability, losses, damages and costs, foreseen and unforeseen, including, without limitation, counsel, engineering and other professional or expert fees, which Lessee may incur by reason of Lessor's action or non-action with regard to Lessor's obligations under this paragraph or breach of Lessor's representations and warranties under this paragraph.

     (3) Survival, This paragraph shall survive the expiration or earlier termination of this Lease.

     50th: Leasehold Mortgages. Lessor hereby represents there is no leasehold mortgage presently encumbering the property of which the leased premises are a part. Lessor represents it is the fee owner in absolute of the land and building of which the premises are a part and that there are no mortgages or leases to which this Lease is subject and subordinate, except the following, and that there are no defaults by either Lessor or mortgagee as the case may be under any of the following agreements: __________________________________________________.

     51st: Subordination of Lease. This lease is subject and subordinate to all mortgages and leases which may not or hereafter affect the premises, provided that:
     (1) prior to the commencement of the term hereof, and contemporaneously with the execution of any future mortgage or lease, the mortgagee and Lessor shall execute and deliver an instrument in recordable form for the benefit of the Lessee to the effect that in the event of foreclosure or action taken under such mortgage by the holders thereof or the Lessor under any lease, this Lease and the right of Lessee hereunder shall not be disturbed by reason of any such foreclosure or other action or proceeding provided Lessee is not in default hereunder in the payment of any rent or additional rent (such instrument hereinafter referred to as "Non-Disturbance Agreement");

     (2) that the lien of such mortgage shall not cover any of Lessee's fixtures, alterations or improvements which, by law or the terms of this Lease, Lessee is permitted to remove from the leased premises;

     (3) subject to the approval of the mortgagees, that the proceeds of any insurance on the mortgaged premises payable by reason of fire or other casualty so insured, and of any award for a taking, in whole or in part, by eminent domain, or for a change in grade of any public street or highway on which said premises abut, may be applied, first in payment of the cost of restoring the premises after such injury, taking or change of grade before any part of such proceeds or award may be applied on account of any part of the mortgage debt.

     52nd: Applications and Permits. Lessor agrees that it shall fully cooperate with Lessee and execute all applications and permits that Lessee shall request Lessor to sign in order that Lessee may operate its business at the premises as it intends. Lessor represents that there are no zoning or certificate of occupancy requirements which would interfere with or in any way restrict Lessee's operations.

     53rd: Use of Common Areas. Lessor agrees that Lessee, its customers and invitees, shall have the use of all common areas and of the parking area. Lessor will use diligence to enforce the parking rules.

     54th: Maintenance of Common Areas. Lessor agrees to provide and maintain at its own cost and expense, adequate lighting for the common areas and to keep said areas and the draining and lighting systems and sidewalks, aisles, streets, driveways and services in common areas in good order and repair, and to keep said sidewalks, aisles, streets, driveways, services and common areas, unobstructed, properly drained, and in a clean and sanitary condition. Anything in this Lease to the contrary notwithstanding, Lessor shall, at its sole cost make all repairs and replacements to the sidewalk and curbs and keep said sidewalks free from snow, ice, etc.

     55th: Exclusions from Real Estate Taxes. Excluded from the computation of real estate taxes or deducted therefrom in determining Lessee's obligation under this lease are: penalties, interest, income taxes, franchise taxes, use taxes, transfer taxes, inheritance taxes, capital stock transfer taxes, and the like and any substitutions of the aforesaid

     56th Lessor's Default. (1) If Lessor defaults in observing or performing any of its obligations hereunder, lessee may remedy the default after giving thirty (30) days' notice to Lessor and in connection therewith may pay expenses thereby incurred, except Lessee may remedy Lessor's default without notice in case of an emergency. Lessor shall reimburse Lessee on demand for all sums expended or obligations incurred by Lessee in connection with such default. If Lessor fails to do so, Lessee, in addition to its other rights and remedies, may submit its demand to an arbitrator directed by the Bergen County Bar Association, which arbitration shall be held within three (3) business days of the default. Such decision shall be final and binding upon the parties;

     (2) Lessor shall in no event be charged with default in performing any of its obligations hereunder unless it has failed to perform them within thirty
(30) days after Lessee gives it notice properly specifying the details of its nonperformance, or within such additional time as may be reasonably required to correct the default.

     57th: Damage to Leased Premises. If the leased premises shall be damaged by fire or other cause, the damages shall be repaired by and at the expense of the Lessor, and the rent until such repairs shall be made, shall be apportioned according to the part of the demised premises are so severely damaged or are rendered wholly untenantable by fire or other cause, either party shall have the option to terminate the lease by written notice to the other within thirty (30) days of the occurrence. "Severely damaged" shall be defined as not capable of being restored within one hundred eighty (180) days from the date of the occurrence.

     58th: Condition of Premises upon Delivery to Lessee. Lessor agrees to deliver possession of the leased premises upon the execution hereof, broom clean, free and clear of all fixtures, equipment, machinery and personal property of prior lessee and free and clear of all liens, encumbrances, violations, lessees, leases and occupants.

     59th: Early Termination of Lease. Notwithstanding the term of the term of the lease, the Lessee shall have two distinct and separate options to terminate the lease, one effective at the end of the third year of the initial term and the other at the end of the fourth year of the initial lease term, and the lease shall so terminate to the same effect as it would on the expiration date provided in this lease. Each option to terminate shall be exercised by notice in writing from the Lessee to the Lessor delivered not less than six (6) months prior to the respective early termination date. Failure to give such written notice within said period shall constitute a waiver of the respective option. In consideration for the early termination options, in the event the option is exercised, Lessee shall pay to the Lessor all unamortized costs of the Lease as computed in the workletter attached hereto and made a part hereof. Said costs shall be limited to Lessee improvements, brokerage, legal fees and permits.

     60th: Lobby Restoration: In addition to the workletter to be completed within the Lessee's premises, Lessor will complete alterations to the lobby area including stairs and elevators in the south entrance so that the lobby will be improved to the standard of similar office buildings in the general area. The standard will include repainting, marble repair where necessary, removal of the current reception partition, refurbishing of lighting fixtures and replacement of bulbs where necessary, and replacement of entrance carpet.

     6lst: Amendment to Lease: In addition to the leased premises, the Lessee shall have the option to lease an additional 1,409 square feet of storage space contiguous to the leased premises as noted on lease plan attached. The additional space shall be leased under all terms and conditions of this lease, except that the Lessee may cancel, as it relates to the additional space, upon six (6) months prior written notice to terminate the lease for the additional space. Further, the Lessor shall have the option to terminate the lease, as it relates to the additional space, upon sixty (60) days prior notice, provided the Lessor has procured a replacement lessee for the additional space. In the event of such cancellation, the Lessor shall complete the Lessee's remaining premises with a demising wall consistent with the remainder of the interior.

     NOTE: The rental for the additional space shall be identical to the rent provided for in this lease, i.e. $14.75 per square foot.

     The total rentable area of 8643 square feet and the resulting 31.45% proportion of the premises as per clause 4(b) and 4(c) of the lease shall be amended in the event that the amount of the additional space is reduced below 1409 square feet.